Park Sterling Corporation
2017Q1 Earnings

(NASDAQ: PSTB)

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April 27, 2017

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Cautionary Statement Regarding Forward-Looking Statements

Statements included in this communication which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "may," "will," "anticipate," "could," "should," "would," "believe," "contemplate," "expect," "estimate," "continue," "plan," "project" and "intend," as well as other similar words and expressions of the future, are intended to identify forward-looking statements. South State Corporation ("South State") and Park Sterling Corporation ("Park Sterling") caution readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between South State and Park Sterling; the outcome of any legal proceedings that may be instituted against South State or Park Sterling; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; South State's ability to complete the acquisition and integration of Park Sterling successfully; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of de novo branches or otherwise in a timely, cost-efficient manner; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve or maintain adjusted operating expense to adjusted operating revenue targets; failure of assumptions underlying noninterest expense levels; failure of assumptions underlying the establishment of the allowance for loan losses; deterioration in the value of securities held in the investment securities portfolio; the company's ability to fully realize the value of its net deferred tax asset, including the impact of lower federal income tax rates on the carrying amount or the risk that the company may be required to establish a valuation allowance; uncertainties about the financial stability and growth rates of non-U.S. jurisdictions, the risk that those jurisdictions may face difficulties servicing their sovereign debt, and related stresses on the financial, credit and real estate markets generally, which could negatively impact the company's revenues and the value of its assets and liabilities; changes in general economic or business conditions, customer behavior and other uncertainties that could lead to reduced revenues and deterioration in the credit quality of the loan portfolio or the value of the collateral securing those loans and result in higher credit losses than currently expected; sensitivity to the interest rate environment, including continued low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve, and the impact on net interest margins; cyber-security events; failure to anticipate or inability to adapt to rapid technological developments and changes; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; the impact of implementation of legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk; and other factors that may affect future results of South State and Park Sterling. Additional factors that could cause results to differ materially from those described above can be found in South State's Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the Securities and Exchange Commission (the "SEC") and available in the "Investor Relations" section of South State's website, http://www.southstatebank.com, under the heading "SEC Filings" and in other documents South State files with the SEC, and in Park Sterling's Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC and available on the "Investor Relations" page linked to Park Sterling's website, http://www.parksterlingbank.com, under the heading "Regulatory Filings" and in other documents Park Sterling files with the SEC.

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All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither South State nor Park Sterling assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction between South State and Park Sterling, South State will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of South State and Park Sterling and a Prospectus of South State, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving South State and Park Sterling will be submitted to Park Sterling's shareholders and South State's shareholders for their consideration. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Shareholders of South State and shareholders of Park Sterling are urged to read the registration statement and the joint proxy statement/prospectus regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about South State and Park Sterling, without charge, at the SEC's website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to South State Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: John C. Pollok, Senior Executive Vice President, CFO and COO, (800) 277-2175 or to Park Sterling Corporation, 1043 E. Morehead Street, Suite 201, Charlotte, North Carolina 28204, Attention: Donald K. Truslow, (704) 323-4292.

PARTICIPANTS IN THE SOLICITATION

South State, Park Sterling and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding South State's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 6, 2017, and certain of its Current Reports on Form 8-K. Information regarding Park Sterling's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

First Quarter Highlights

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- Solid operating results
  - Net income in the first quarter was $7.5 million, or $0.14 per share
  - Adjusted EPS*, which excludes merger related expenses and gains and losses on the sale of securities, were $0.14, an increase of 16% from $0.12 for the first quarter of 2016.
  - Period end loans (excluding loans held for sale) grew $48.4 million or 8% (annualized) from fourth quarter 2016 to first quarter 2017
  - Credit quality remains strong
  - Noninterest expenses decreased $4.4 million from the fourth quarter of 2016. The prior quarter included a $1.5 million loss associated with unwinding a hedge on debt that was repaid, as well as $3.0 million of merger-related expenses
  - The effective income tax rate increased to 33.2%, as the rate for 2016Q4 reflected the early adoption of ASU 2016-09, Stock Based Compensation
  - Adjusted return on average tangible common equity* was 10.62% for the first quarter of 2017 compared to 10.19% in the fourth quarter of 2016 and 9.06% in the first quarter of 2016
  - Financial condition remained strong with Common Equity Tier 1 (CET1) at 11.04% and Tier 1 leverage ratio at 9.99%
  - Declared cash dividend on common shares of $0.04 per share (April 2017)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Earnings Profile – First Quarter

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Three Month Results

	2016Q1	2016Q4	2017Q1	Linked Quarter Change	% Change
Reported Net Income					
Total interest income	$ 30,162	$ 30,212	$ 30,821	$ 609	2%
Total interest expense	3,565	3,641	3,763	122	3%
Net interest income	26,597	26,571	27,058	487	2%
Provision for loan losses	556	550	678	128	23%
Net interest income after provision	26,041	26,021	26,380	359	1%
Noninterest income	4,727	5,845	5,468	(377)	-6%
Noninterest expense	26,153	25,025	20,642	(4,383)	-18%
Pretax income	4,615	6,841	11,206	4,365	64%
Income tax expense	1,874	1,510	3,717	2,207	146%
Net income	$ 2,741	$ 5,331	$ 7,489	$ 2,158	40%
Net income per share	$ 0.05	$ 0.10	$ 0.14	$ 0.04	40%
Weighted average dilutive shares	*52,599,584*	*53,155,493*	*53,462,857*	*307,364*	1%
Adjusted Net Income *					
Reported net income	$ 2,741	$ 5,331	$ 7,489	$ 2,158	40%
Less: (Gain) loss on sale of securities	6	(6)	(58)	(52)	100%
Plus: Merger-related expenses	5,193	2,984	-	(2,984)	-100%
Less: Tax impact	(1,772)	(1,004)	20	1,024	-102%
Adjusted net income *	$ 6,168	$ 7,305	$ 7,451	$ 146	2%
Adjusted net income per share *	$ 0.12	$ 0.14	$ 0.14	$ 0.00	1%
Memo Items					
Adj. operating expense to adj. operating revenue *	65.44%	66.59%	62.18%		
Adjusted return on average assets *	0.79%	0.90%	0.93%		
Adjusted return on average tangible common equity *	9.06%	10.19%	10.62%		

- Reported net income was $7.5 million versus $5.3 million in 4Q'16
- Adjusted net income* was $7.5 million and adjusted net income per share* was $0.14
- Performance reflects:
  - Continued loan and deposit growth
  - Continued strong noninterest income performance off of a record 4Q'16
  - An increase in the net interest margin versus 4Q'16
  - Continued strong credit quality
- Increased income tax expense reflects the higher level of pretax income as well as absence of the $800 thousand impact of the early adoption in 2016Q4 of ASU 2016-09

(Unaudited; $ in thousands, except per share amounts.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Net Interest Income

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Three Month Results

	2016Q1	2016Q4	2017Q1	Linked Quarter Change	% Change
Interest Income (Expense) (non-tax equivalent basis)					
Total interest income	$ 30,162	$ 30,212	$ 30,821	$ 609	2%
Total interest expense	(3,565)	(3,641)	(3,763)	(122)	3%
Net interest income	$ 26,597	$ 26,571	$ 27,058	$ 487	2%
Yield on average earning assets	4.28%	4.08%	4.19%		
Rate on average interest-bearing liabilities	-0.63%	-0.63%	-0.65%		
Net interest spread	3.65%	3.45%	3.54%		
Net interest margin	3.78%	3.58%	3.68%		
Average Balance					
Loans, including LHFS	$ 2,274,824	$ 2,406,142	$ 2,423,722	$ 17,580	1%
Marketable securities	503,201	482,121	499,387	17,266	4%
Other earning assets	55,667	61,054	61,665	611	1%
Total earning assets	2,833,692	2,949,317	2,984,774	35,457	1%
Interest-bearing deposits	1,997,209	1,977,702	1,983,014	5,312	0%
Borrowed funds	290,455	307,777	361,997	54,220	18%
Total interest-bearing liabilities	$ 2,287,664	$ 2,285,479	$ 2,345,011	$ 59,532	3%
Noninterest bearing deposits	$ 456,457	$ 537,325	$ 517,090	$ (20,235)	-4%
Period End Balance					
Loans, including LHFS	$ 2,286,736	$ 2,420,182	$ 2,466,776	$ 46,594	2%
Marketable securities	501,322	494,253	512,924	18,671	4%
Other earning assets	71,532	66,953	53,729	(13,224)	-20%
Total earning assets	2,859,590	2,981,388	3,033,429	52,041	2%
Interest-bearing deposits	2,028,937	1,992,457	1,984,815	(7,642)	0%
Borrowed funds	268,014	348,237	403,418	55,181	16%
Total interest-bearing liabilities	$ 2,296,951	$ 2,340,694	$ 2,388,233	$ 47,539	2%
Noninterest bearing deposits	$ 469,046	$ 521,295	$ 524,380	$ 3,085	1%

- Net interest margin yield rose by 10 basis points to 3.68% from 3.58% in 4Q'16. The components of the increase were roughly:
  - Improvement in the core margin yield driven by higher loan yields – positive 6 basis points
  - Increase in expected cash flows related to acquired impaired loans – positive 5 basis points
  - Increase in loan fee income – positive 2 basis points
  - Impact of prepayment fee on bond and the recovery of previously charged-off interest in 4Q'16 – negative 3 basis points, and
- Average loans, excluding loans held for sale, were up $23.6 million, or 4% annualized, during the quarter
  - Period end loans (excluding loans held for sale) grew $48.4 million or 8% (annualized)
- Average interest-bearing deposits increased $5 million
  - Average interest bearing demand deposits grew $29.1 million, or 27% annualized

Unaudited; $ in thousands, except per share amounts.

Noninterest Income

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Three Month Results

	2016Q1	2016Q4	2017Q1	Linked Quarter Change	% Change
Noninterest Income					
Service charges on deposit accts	$ 1,489	$ 1,761	$ 1,682	$ (79)	-4%
Mortgage banking income	775	765	961	196	26%
Income from wealth mgmt activities	803	682	649	(33)	-5%
Income from capital markets activities	68	1,070	609	(461)	-43%
ATM and card income, net	573	713	714	1	0%
Income from bank-owned life insurance (BOLI)	988	663	578	(85)	-13%
Gain (Loss) on sale of securities	(6)	6	58	52	867%
Amortization of indemnification asset	(147)	-	-	-	
Other noninterest income	184	185	217	32	17%
Total noninterest income	$ 4,727	$ 5,845	$ 5,468	$ (377)	-6%
Adjusted noninterest Income *					
Noninterest income	$ 4,727	$ 5,845	$ 5,468	$ (377)	
Less: Gain (Loss) on sale of securities	(6)	6	58	52	
Total adjusted noninterest income *	$ 4,733	$ 5,839	$ 5,410	$ (429)	-7%

- Noninterest income decreased 6% compared to strong fourth quarter results in 2016Q4
  - Noninterest income up $741 thousand, or 16% from 2016Q1
  - Excluding a $402 thousand BOLI death benefit in the 2016Q1, noninterest income up $1.1 million, or 26%
- Service charges decreased 4%, reflecting seasonality of NSF charges
- Mortgage banking income was up 26%, as a result of increased volume
- Capital markets fees remained strong, but decreased from record levels in 2016Q4
  - 4Q'16 results also included a $272 thousand positive impact from an adjustment to the credit valuation allowance driven by a rise in interest rates, reversing negative adjustments recorded earlier in 2016

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Expenses

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Three Month Results

	2016Q1	2016Q4	2017Q1	Linked Quarter Change	% Change
Noninterest Expense					
Salaries and employee benefits	$ 13,018	$ 11,480	$ 11,483	$ 3	0%
Occupancy and equipment	3,125	3,577	2,907	(670)	-19%
Data processing and service fees	5,523	2,105	1,925	(180)	-9%
Legal and professional fees	725	869	783	(86)	-10%
Deposit charges and FDIC insurance	432	391	485	94	24%
Loss on disposal of fixed assets, net	44	2,175	24	(2,151)	-99%
Communication fees	483	504	463	(41)	-8%
Postage and supplies	173	125	142	17	14%
Loan and collection expense	37	57	117	60	105%
Core deposit intangible amortization	458	458	454	(4)	-1%
Advertising and promotion	421	254	146	(108)	-43%
Net cost of operation of OREO	266	11	175	164	1491%
Other noninterest expense	1,448	3,019	1,538	(1,481)	-49%
Total noninterest expense	$ 26,153	$ 25,025	$ 20,642	$ (4,383)	-18%
Adjusted Noninterest Expense *					
Total noninterest expenses	$ 26,153	$ 25,025	$ 20,642	$ (4,383)	
Less: Merger-related expense	5,193	2,984	-	(2,984)	-100%
Total adjusted noninterest expense *	$ 20,960	$ 22,041	$ 20,642	$ (1,399)	-6%
Memo Items					
FTE headcount (#)	551	529	532		

- Noninterest expenses decreased $4.4 million , or 18%, from the fourth quarter of 2016
- Fourth quarter results included Merger-related expense of $3.0 million driven by costs and asset impairments related to the consolidation of our operations center and a Richmond branch
- Adjusted noninterest expenses* decreased $1.4 million from the fourth quarter, primarily as a result of a $1.5 million loss on the termination of an interest rate hedge during 4Q'16 (reflected in other noninterest expense)

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Asset Quality

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Asset Quality Trends

	2016Q1	2016Q4	2017Q1	Linked Quarter Change	% Change
Asset Quality Measures					
Nonaccrual loans	$ 6,595	$ 8,819	$ 9,613	$ 794	9%
Troubled debt restructurings, and still accruing	2,696	2,892	2,486	(406)	-14%
Loans 90+-days past due, and still accruing	293	1,230	-	(1,230)	-
Nonperforming loans	9,584	12,941	12,099	(842)	-7%
OREO	4,410	2,438	3,167	729	30%
Nonperforming assets	$ 13,994	$ 15,379	$ 15,266	$ (113)	-1%
Nonperforming loans to total loans (%)	0.42%	0.54%	0.49%		
Nonperforming assets to total assets (%)	0.44%	0.47%	0.46%		
Net charge-offs (recoveries)	$ (212)	$ 37	$ (30)		
Annualized net charge-offs to average loans (%)	-0.04%	0.01%	-0.01%		
Allowance for Loan Losses	$ 9,832	$ 12,125	$ 12,833		
ALLL to total loans (%)	0.43%	0.50%	0.52%		
ALLL to non-acquired loans (%)	0.68%	0.68%	0.68%		
Aggregate FMV adjustment	$ 33,589	$ 27,773	$ 25,645		
Adjusted allowance *	$ 43,421	$ 39,898	$ 38,478		
Adjusted allowance to total loans *	1.88%	1.64%	1.55%		

- Credit quality remains very strong
- Net loan recoveries were $30 thousand in the first quarter following net charge-offs of $37 thousand in the fourth quarter of 2016
- Nonperforming loans declined modestly during the quarter
- Nonperforming loan and nonperforming assets ratios remain at very low levels

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix). Adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans.*

Reconciliation of Non-GAAP Financial Measures

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands, except per share amounts)
(as of or for the three months ended)

	March 31, 2017 (Unaudited)	December 31, 2016 (Unaudited)	March 31, 2016 (Unaudited)
Adjusted net income			
Net income (as reported)	$ 7,489	$ 5,331	$ 2,741
Plus: merger-related expenses	-	2,984	5,193
Less: (gain) loss on sale of securities	(58)	(6)	6
Less: tax impact of merger-related expenses and (gain) loss on sale of securities	20	(1,004)	(1,772)
Adjusted net income	$ 7,451	$ 7,305	$ 6,168
Divided by: weighted average diluted shares	53,462,857	53,155,493	52,599,584
Adjusted net income per share	0.14	0.14	0.12
Estimated tax rate for adjustment	*33.73%*	*33.73%*	*34.00%*
Adjusted noninterest income			
Noninterest income (as reported)	$ 5,468	$ 5,845	$ 4,727
Less: (gain) loss on sale of securities	(58)	(6)	6
Adjusted noninterest income	$ 5,410	$ 5,839	$ 4,733
Adjusted noninterest expenses			
Noninterest expenses (as reported)	$ 20,642	$ 25,025	$ 26,153
Less: merger-related expenses	-	(2,984)	(5,193)
Adjusted noninterest expenses	$ 20,642	$ 22,041	$ 20,960
Adjusted return on average assets			
Adjusted net income	$ 7,451	$ 7,305	$ 6,168
Divided by: average assets	3,258,510	3,229,299	3,132,625
Multiplied by: annualization factor	4.06	3.98	4.02
Adjusted return on average assets	0.93%	0.90%	0.79%
Return on average assets	0.93%	0.66%	0.35%
Adjusted return on average equity			
Adjusted net income	$ 7,451	$ 7,305	$ 6,168
Divided by: average common equity	359,130	359,985	348,556
Multiplied by: annualization factor	4.06	3.98	4.02
Adjusted return on average equity	8.41%	8.07%	7.12%
Return on average equity	8.46%	5.89%	3.16%
Adjusted operating expense			
Noninterest expenses (as reported)	$ 20,642	$ 25,025	$ 26,153
Less: merger-related expenses	-	(2,984)	(5,193)
Less: amortization of intangibles	(454)	(458)	(458)
Adjusted operating expense	$ 20,188	$ 21,583	$ 20,502
Adjusted operating revenues			
Net Interest Income (as reported)	$ 27,058	$ 26,571	$ 26,597
Plus: noninterest income (as reported)	5,468	5,845	4,727
Less: (gain) loss on sale of securities	(58)	(6)	6
Adjusted operating revenues	$ 32,468	$ 32,410	$ 31,330
Adjusted operating expense to adjusted operating revenues			
Adjusted operating expense	$ 20,188	$ 21,583	$ 20,502
Divided by: adjusted operating revenues	32,468	32,410	31,330
Adjusted operating expense to adjusted operating revenues	62.18%	66.59%	65.44%
Noninterest expenses to net interest income plus noninterest income	63.46%	77.20%	83.49%

Non-GAAP Financial Measures

Tangible assets, tangible common equity, average tangible common equity, tangible book value, adjusted net income, adjusted noninterest income, adjusted operating revenues, adjusted noninterest expense, adjusted operating expenses, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity , tangible book value, and average tangible common equity (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans) to facilitate comparison to peers; and (iii) adjusted net income, adjusted noninterest income and adjusted noninterest expense (which exclude merger-related expenses and/or gain or loss on sale of securities, as applicable), adjusted operating expense (which excludes merger-related expenses and amortization of intangibles) and adjusted operating revenues (which includes net interest income and noninterest income and excludes gain or loss on sale of securities, as applicable) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Financial Measures

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands, except per share amounts)
(as of or for the three months ended)

	March 31, 2017 (Unaudited)	December 31, 2016 (Unaudited)	March 31, 2016 (Unaudited)
Tangible common equity to tangible assets			
Total assets	$ 3,308,756	$ 3,255,396	$ 3,153,737
Less: intangible assets	(74,301)	(74,755)	(76,520)
Tangible assets	$ 3,234,455	$ 3,180,641	$ 3,077,217
Total common equity	$ 361,720	$ 355,845	$ 349,511
Less: intangible assets	(74,301)	(74,755)	(76,520)
Tangible common equity	$ 287,419	$ 281,090	$ 272,991
Tangible common equity	$ 287,419	$ 281,090	$ 272,991
Divided by: tangible assets	3,234,455	3,180,641	3,077,217
Tangible common equity to tangible assets	8.89%	8.84%	8.87%
Common equity to assets	10.93%	10.93%	11.08%
Tangible book value per share			
Issued and outstanding shares	53,112,726	53,116,519	53,038,020
Less: unvested restricted stock awards	(390,233)	(405,732)	(785,658)
Period end dilutive shares	52,722,493	52,710,787	52,252,362
Tangible common equity	$ 287,419	$ 281,090	$ 272,991
Divided by: period end dilutive shares	52,722,493	52,710,787	52,252,362
Tangible common book value per share	$ 5.45	$ 5.33	$ 5.22
Common book value per share	$ 6.86	$ 6.75	$ 6.69
Adjusted return on average tangible common equity			
Average common equity	$ 359,130	$ 359,985	$ 348,556
Less: average intangible assets	(74,504)	(74,812)	(74,773)
Average tangible common equity	$ 284,626	$ 285,173	$ 273,783
Net income	$ 7,489	$ 5,331	$ 2,741
Divided by: average tangible common equity	284,626	285,173	273,783
Multiplied by: annualization factor	4.06	3.98	4.02
Return on average tangible common equity	10.67%	7.44%	4.03%
Adjusted net income	$ 7,451	$ 7,305	$ 6,168
Divided by: average tangible common equity	284,626	285,173	273,783
Multiplied by: annualization factor	4.06	3.98	4.02
Adjusted return on average tangible common equity	10.62%	10.19%	9.06%
Adjusted allowance for loan losses			
Allowance for loan losses	$ 12,833	$ 12,125	$ 9,832
Plus: acquisition accounting FMV adjustments to acquired loans	25,645	27,773	33,589
Adjusted allowance for loan losses	$ 38,478	$ 39,898	$ 43,421
Divided by: total loans (excluding LHFS before FMV adjustments)	$ 2,486,240	$ 2,439,959	$ 2,312,732
Adjusted allowance for loan losses to total loans	1.55%	1.64%	1.88%
Allowance for loan losses to total loans	0.52%	0.50%	0.43%

Acquired Loans

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As of or for the Period Ended

	2016Q1	2016Q4	2017Q1	Linked Quarter Change
Acquired Loans and Fair Market Value (FMV) Adjustments				
Non-acquired loans	$1,447,013	$1,787,885	$1,883,510	95,625
Purchased performing loans	732,075	542,269	498,314	(43,955)
Less: remaining FMV adjustments	(6,050)	(3,424)	(3,098)	326
Purchased performing loans, net	726,025	538,845	495,216	(43,629)
Purchased credit impaired (PCI) loans	133,644	109,805	104,416	(5,389)
Less: remaining FMV adjustments	(27,539)	(24,349)	(22,547)	1,802
PCI loans, net	106,105	85,456	81,869	(3,587)
Total loans	$2,279,143	$2,412,186	$2,460,595	$ 48,409
Purchased performing and PCI as % of total loans	38%	27%	24%	
Purchased Performing FMV Adjustments				
Beginning FMV adjustment on purchased performing loans	$ (2,132)	$ (4,160)	$ (3,424)	$ 736
Increase from First Capital	(5,200)	-	-	-
Accretion to interest income:				
First Capital	1,027	503	236	(267)
All other mergers	255	233	90	(143)
Ending FMV adjustment on purchased performing loans	$ (6,050)	$ (3,424)	$ (3,098)	$ 326
PCI FMV Adjustments				
Contractual principal and interest	$ 153,124	$ 125,512	$ 119,326	$ (6,186)
Nonaccretable difference	(14,975)	(10,448)	(7,142)	3,306
Expected cash flows as of the end of period	138,149	115,064	112,184	(2,880)
Accretable yield	(32,044)	(29,608)	(30,315)	(707)
Ending basis in PCI loans- estimated fair value	$ 106,105	$ 85,456	$ 81,869	$ (3,587)
Beginning accretable yield	$ (32,509)	$ (31,123)	$ (29,608)	$ 1,515
Increase from First Capital	(1,663)	-	-	-
Loan system servicing income	1,551	1,389	1,413	24
Accretion to interest income	1,471	1,285	2,014	729
Reclass to (from) non-accretable yield	(993)	(929)	(3,802)	(2,873)
Other adjustments	99	(230)	(332)	(102)
Period end accretable yield**	$ (32,044)	$ (29,608)	$ (30,315)	$ (707)

*(Unaudited; $ in thousands). **difference between the remaining FMV discount on PCI loans and the period end accretable yield is a function of projected estimated expected interest income being included in the period end accretable yield.*

Appendix:

Adjusted Noninterest Expense *

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Three Month Results

	2016Q1			2016Q4			2017Q1			Linked Quarter Change	%
Noninterest Expense	GAAP	Merger Expense	Adjusted	GAAP	Merger Expense	Adjusted	GAAP	Merger Expense	Adjusted		
Salaries and employee benefits	$13,018	$ 1,156	$11,862	$11,480	$ (32)	$11,512	$11,483	$ -	$11,483	$ 29	0%
Occupancy and equipment	3,125	10	3,115	3,577	605	2,972	2,907	-	2,907	65	2%
Data processing and service fees	5,523	3,522	2,001	2,105	155	1,950	1,925	-	1,925	25	1%
Legal and professional fees	725	170	555	869	67	802	783	-	783	19	2%
Deposit charges and FDIC insurance	432		432	391	-	391	485	-	485	(94)	-24%
Loss on disposal of fixed assets, net	44	50	(6)	2,175	2,123	52	24	-	24	28	54%
Communication fees	483	1	482	504	2	502	463	-	463	39	8%
Postage and supplies	173	13	160	125	-	125	142	-	142	(17)	-14%
Loan and collection expense	37		37	57	-	57	117	-	117	(60)	-105%
Core deposit intangible amortization	458		458	458	-	458	454	-	454	4	1%
Advertising and promotion	421	119	302	254	57	197	146	-	146	51	26%
Net cost of operation of OREO	266		266	11	-	11	175	-	175	(164)	
Other noninterest expense	1,448	152	1,296	3,019	7	3,012	1,538	-	1,538	1,474	49%
Total noninterest expense	$26,153	$ 5,193	$20,960	$25,025	$ 2,984	$22,041	$20,642	$ -	$20,642	$1,399	6%

(Unaudited; $ in thousands)

* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).

Peer Group

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded financial institution
  - Generally headquartered in the Southeast
  - Reflect banks with business models with which Park Sterling competes
  - Generally consistent with peer group recommendations from external compensation consultant

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	$ 6,892,032	$ 1,618.9	0.92	302.4	21.0
2	Atlantic Capital Bancshares, Inc.	ACBI	NASDAQ	GA	Atlanta	2,727,543	473.6	NA	167.9	35.0
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	7,401,691	1,684.2	0.62	256.1	24.4
4	Capital Bank Financial Corp.	CBF	NASDAQ	NC	Charlotte	9,937,050	2,190.4	1.13	213.4	33.0
5	Capital City Bank Group, Inc.	CCBG	NASDAQ	FL	Tallahassee	2,831,143	349.7	0.97	182.6	29.9
6	CenterState Banks, Inc.	CSFL	NASDAQ	FL	Winter Haven	5,078,559	1,231.7	1.00	269.9	27.4
7	City Holding Company	CHCO	NASDAQ	WV	Cross Lanes	3,983,476	979.8	2.80	261.8	18.2
8	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta	4,388,650	531.6	2.38	152.1	13.4
9	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,615,663	708.9	1.11	207.4	21.6
10	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,386,397	419.9	2.59	177.9	17.0
11	Franklin Financial Network, Inc.	FSB	NYSE	TN	Franklin	2,943,230	497.7	NA	191.3	15.7
12	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,774,240	417.6	NA	119.7	30.5
13	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**3,261,620**	**616.0**	**1.38**	**219.2**	**30.5**
14	Renasant Corporation	RNST	NASDAQ	MS	Tupelo	8,699,851	1,793.5	1.78	242.6	18.6
15	ServisFirst Bancshares, Inc.	SFBS	NASDAQ	AL	Birmingham	6,370,448	1,863.2	0.57	351.7	22.5
16	Simmons First National Corporation	SFNC	NASDAQ	AR	Pine Bluff	8,400,056	1,652.6	1.90	219.5	16.8
17	South State Corporation	SSB	NASDAQ	SC	Columbia	8,900,592	2,541.6	1.52	278.5	20.8
18	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta	4,225,265	991.0	2.20	188.7	19.9
19	TowneBank	TOWN	NASDAQ	VA	Portsmouth	7,973,918	1,990.5	1.63	257.7	27.0
20	Union Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	8,440,514	1,505.2	2.32	215.4	18.8
21	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	10,715,518	1,858.6	1.37	201.9	18.7
22	WesBanco, Inc.	WSBC	NASDAQ	WV	Wheeling	9,793,972	1,660.1	2.75	216.3	17.5
23	Xenith Bankshares, Inc.	XBKS	NASDAQ	VA	Richmond	3,268,362	583.0	-	134.6	8.7
	MEDIAN					**$ 5,078,559**		**1.45**	**215.4**	**20.8**

Source: SNL Financial; financial data as of December 31, 2016; market data as of April 18, 2017.